VK-VIAMVA-SUP

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated January 26, 2018

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Series I and Series II of the Fund listed below:

Invesco V.I. American Value Fund

Effective on or about April 2, 2018, Thomas R. Copper will no longer serve as a Portfolio Manager to Invesco V.I. American Value Fund and Jeffrey Vancavage will go from co-lead to lead Portfolio Manager to the Fund. Therefore, all references to Mr. Copper in the summary and statutory prospectuses and Statement of Additional Information are hereby removed as of that date.

VK-VIAMVA-SUP